UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 11, 2014

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On April 11, 2014, Synta Pharmaceuticals Corp. (the “Company”) entered into a Subscription Agreement with KFO Holdings LLC, an entity affiliated with Bruce Kovner, one of the Company’s directors and its largest stockholder, pursuant to which the Company will sell 1,250,000 shares of its common stock, $0.0001 par value per share (the “Shares”), to KFO Holdings LLC at a purchase price of $4.01 per Share. The Shares will be sold directly to KFO Holdings LLC without a placement agent, underwriter, broker or dealer. The proceeds to the Company are expected to be approximately $5.0 million after deducting estimated offering expenses payable by the Company.

The Shares are to be offered and sold pursuant to a prospectus supplement dated April 11, 2014 and an accompanying prospectus dated May 1, 2013, pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-187242), which was filed with the Securities and Exchange Commission (the “Commission”) on March 14, 2013 and declared effective by the Commission on May 1, 2013. The sale of the Shares is expected to be settled on or before April 17, 2014.

Mr. Kovner is the Company’s largest stockholder, beneficially owning approximately 31.7% of the Company’s issued and outstanding common stock prior to the closing of the sale and issuance of the Shares under the Subscription Agreement, and approximately 32.7% of the Company’s issued and outstanding common stock following the sale and issuance of the Shares.

A copy of the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto. A copy of the Subscription Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the sale and issuance of the Shares by the Company and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

ITEM 8.01 Other Events.

On April 14, 2014, the Company issued a press release announcing the sale and issuance of the Shares to an affiliate of Mr. Kovner. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

10.1	Subscription Agreement, dated April 11, 2014, by and between Synta Pharmaceuticals Corp. and KFO Holdings LLC.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in the opinion filed as Exhibit 5.1).

99.1	Press Release, dated April 14, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: April 14, 2014	/s/ Keith S. Ehrlich
Keith S. Ehrlich
Vice President, Finance and Administration
Chief Financial Officer

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